Phoenix Global Utilities Fund,

a Series of Phoenix Opportunities Trust

Supplement dated June 13, 2008 to the Alternative Funds Prospectus dated January 31, 2008, as supplemented May 1, 2008 and May 30, 2008,

and to the Statement of Additional Information (“SAI”)

dated January 31, 2008, as supplemented April 8, 2008,

May 1, 2008, May 29, 2008 and May 30, 2008

IMPORTANT NOTICE TO INVESTORS

Effective August 18, 2008, the fund’s Principal Investment Strategies are being modified to permit investment in a broader range of securities than is currently allowed. In order to better reflect the fund’s expanded focus, its name will be changed to Phoenix Global Infrastructure Fund.

The new Principal Investment Strategies are set forth below and will replace the existing Principal Investment Strategies (on page 1 of the fund’s current prospectus) in their entirety on or about August 18, 2008, following the required 60 days notice to shareholders of such changes.

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Under normal market conditions, the fund invests at least 80% of its assets in the equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States. Infrastructure companies are issuers involved to a significant extent in providing energy, utility, transportation, communication, and other essential services to society and may include issuers that are structured as master limited partnerships (MLPs). Under normal market conditions, the fund will invest at least 25% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization.

Infrastructure companies provide essential services to society including (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. At December 31, 2007, the market capitalization of the issuers in which the fund was invested ranged from $3.9 billion to $252.3 billion. The fund’s policy of investing at least 80% of its assets in infrastructure companies may be changed only upon 60 days written notice to shareholders.

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The fund may invest up to 20% of its assets in securities of issuers that are not infrastructure companies, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

Upon effectiveness of the new Principal Investment Strategies, the Risks Related to Principal Investment Strategies will be revised by deleting the description of “Utility Sector Concentration Risk” and adding the following disclosures:

Infrastructure Concentration Risk.

Concentrating its investments in infrastructure companies presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to infrastructure companies. Moreover, conditions that negatively impact the infrastructure companies will have greater impact on the fund as compared with a fund that does not concentrate in this area. Certain segments of the infrastructure universe and individual companies within such segments may not perform as well as the universe as a whole.

Infrastructure-Related Investment Risk

Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Master Limited Partnership Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

All other disclosure concerning the fund, including fees, expenses and portfolio management remain unchanged.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 4849/GUF StratChanges (6/08)